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                                WASHINGTON, D.C.

                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         DATE OF REPORT: JULY 23, 1999
                       (Date of earliest event reported)


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                           WHITE CAP INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


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          Delaware                    0-22989                   84-1380403
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(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)     File Number)            (Identification No.)


        3120 AIRWAY AVENUE, P.O. BOX 1770, COSTA MESA, CALIFORNIA 92626
               (Address of principal executive offices, zip code)


                                 (714) 850-0900
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

     On July 22, 1999, the Registrant issued a press release announcing the signing of a merger agreement, the effect of which will be (if approved by the stockholders of the Registrant) a recapitalization of the Registrant pursuant to a Rule 13e-3 transaction under the Exchange Act of 1934, as amended.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

     (c)  Exhibits.

          The following exhibit is filed with this report on Form 8-K:

          99.1   Press Release of the Registrant dated July 22, 1999.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHITE CAP INDUSTRIES, INC.
                                        (Registrant)


Date: July 26, 1999                     By: /s/ CHRIS LANE
                                            ------------------------------------
                                                Chris Lane
                                                Chief Financial Officer

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                                 EXHIBIT INDEX


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
                                                                    Sequentially
Exhibit                                                               Numbered
Number                   Description                                    Page
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
 99.1          Press Release of the Registrant dated July 22, 1999.